                        ANNUAL REPORT / OCTOBER 31 2000

                           AIM STRATEGIC INCOME FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------


                     THE CHESS GAME BY ALICE KENT STODDARD

            CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH

      PLANNING THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE

     GOAL OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S

      MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES

         FOR THE PORTFOLIO THAT WILL HELP THE FUND REACH ITS OBJECTIVE.

                     -------------------------------------

AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, growth of capital by investing mainly in debt securities of issuers in the United States, developed foreign countries and emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT  THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows. Class A shares, one year, -4.34%; five years, 4.72%; 10 years, 7.10%. Class B shares, one year, -4.91%; five years, 4.75%; inception (10/22/92), 5.76%.
    Class C shares, one year, -1.08%; inception (3/1/99), -1.04%.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets; it is measured in U.S. dollars, and it reflects the results of reinvested coupons.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper Multi-Sector Income Fund Index represents an average of the performance of the 30 largest multi-sector funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.


  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                 YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                           AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
     [PHOTO OF      I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
      Graham        Management Group's chairman after a long, successful career
   Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
     THE FUND       always admired him. I'm also proud to be part of the team
   APPEARS HERE]    that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------


                           AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM STRATEGIC INCOME FUND STRUGGLES WITH VOLATILE MARKET

I HEAR IT'S BEEN A DIFFICULT YEAR FOR BONDS. HOW DID THE FUND FARE?
The fund continued to provide dependable monthly income all year. As of the end of the fiscal year on October 31, 2000, the fund's 30-day distribution rates at net asset value were 8.38% for Class A shares, 7.65% for Class B shares and 7.66% for Class C shares. The 30-day SEC yield at maximum offering price was 7.97% for Class A shares and 7.66% for both Class B and Class C shares. The total returns for the fiscal year, excluding sales charges, were -2.35% for Class A shares, -3.11% for Class B shares and -3.12% for Class C shares. For the same period, the return of the Lehman Aggregate Bond Index was 7.30%, while the more comparable group of holdings in the Lipper Multi-Sector Income Fund Index had a return of -0.18%.

WHAT TRENDS HAVE AFFECTED BONDS THIS FISCAL YEAR?
A slowing economy, weakness in corporate earnings and a strong dollar produced mixed results. The best-performing sectors were U.S. government issues, especially Treasuries, and bonds in emerging markets. The investment-grade market, both domestic and foreign, did less well, and credit rated below-investment-grade performed the worst. Foreign markets lost investment capital to the United States because of the strong dollar. This left bond markets in Europe and Japan struggling even though those countries' economies were fairly healthy. As investor sentiment shifted toward risk aversion, the high-yield market experienced one of the worst years since the early `90s.

WHAT HAS BEEN HAPPENING WITH  DOMESTIC BONDS?
Toward the close of the reporting period, prices of corporate bonds and especially high-yield issues lagged, while prices were rising on Treasuries, government agency bonds and mortgage securities. Since yields decline as prices rise, this value divergence pushed government yields down and corporate yields up, widening yield spreads and hampering most corporate sectors' performance. High-yield bonds exhibited some of the widest spreads in a decade.
    During the first quarter of 2000, the U.S. Treasury Department began buying back its own bonds, using the federal surplus to reduce the public debt. Its "most wanted" were its higher-rate, longer-term bonds (15+ years). The declining supply of these boosted their prices, creating an inverted yield curve (short-term yields higher than long-term yields) that persisted all summer. By the end of September, only yields on bonds of a year or less remained elevated; yields from one year to 30 years were nearly flat.
    As the Federal Reserve Board (the Fed) continued raising interest rates during the winter and spring to prevent the rapid U.S. economic growth from sparking runaway inflation, investors' interest-rate anxiety kept the stock market jittery. In March and April, many investors jettisoned high-priced technology stocks and fled to bonds as a safer haven, boosting bond values. Prices rose the most for short-term bonds, which were in greater demand because they are less sensitive to interest-rate changes than longer-term issues. This turn toward risk aversion intensified the demand for Treasuries and worsened the climate for high-yield bonds.
    The Fed raised short-term interest rates by 0.50% in May to 6.50%, culminating a year of rate hikes. As key economic indicators finally began showing signs of a declining growth rate, the Fed stood pat at its June, August and October meetings. By the close of the fiscal year, market yields for Treasuries had been declining for several months. Corporate-bond performance slipped in September and October because of profit concerns. High-yield bonds managed to post a positive total return on the third quarter, but fell in October and remained in the red on the year.

HOW HAVE FOREIGN BONDS FARED?
Results were mixed. In general, hedged positions gave positive results while unhedged ones lost value, as hedging mitigated the slippage of foreign currencies' value against the rising dollar. We expect upward pressure to continue on interest rates in Western Europe, which has been doing well economically.
    Among emerging markets, some have done extremely well. Russian debt has returned nearly 50% since January, as the

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                        available--electronic delivery of

                      fund reports and prospectuses. Soon,

                        you can read the same AIM report

                        you are reading now--online. Once

                      you sign up for the service, we will

                        send you a link to the report via

                      e-mail. If you choose to receive your

                     reports online, you will not receive a

                       paper copy by mail. You may cancel

                       the service at any time by visiting

                                  our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                       AIM Account." Log into your account

                        and then click on the "View Other

                         Account Options" dropdown menu

                             and select "eDelivery."

                      -------------------------------------


                         A SLOWING ECONOMY, WEAKNESS IN

                     CORPORATE EARNINGS AND A STRONG DOLLAR

                    PRODUCED MIXED RESULTS THIS FISCAL YEAR.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                           AIM STRATEGIC INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

================================================================================
PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===================================================================================================================
                                                                           % OF                             % OF
TOP HOLDINGS                                           COUPON  MATURITY  PORTFOLIO   TOP COUNTRIES        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
 1. Republic of Brazil, Unsub. Notes                   14.50%    10/09     2.04%      1. United States     77.65%
 2. SEI Trust I - Series A, $3.13 Conv. Pfd.              --        --     1.81       2. Brazil             5.72
 3. News America Hldgs Putable Notes                    8.45%     8/34     1.74       3. Netherlands        3.02
 4. News America Hldgs. Sr. Gtd. Deb. Putable Notes     9.25%     2/13     1.58       4. Argentina          2.91
 5. Waste Management, Inc., Unsec. Putable Notes        7.10%     8/26     1.53       5. United Kingdom     2.06


===================================================================================================================
PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------
Total # of Holdings                                      162
Average Quality Rating                                    BB
Investment-Grade                                       52.27
High-Yield                                             47.02

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================

GEOGRAPHIC ALLOCATION


================================================================================
NORTH AMERICA             78.86%

SOUTH AMERICA             10.14%

EUROPE                     7.72%

ASIA AND OTHER             3.28%
===================================================================================================================

country's international reserves have doubled. Mexico's sovereign government debt was upgraded to investment-grade for the first time ever by Moody's, an independent rating agency. Brazil, which narrowly avoided recession in 1999, recovered remarkably and produced 3.8% growth in the first half of this year, enabling its central bank to reduce the interest rate to 16.5%. Some of Brazil's corporate sectors, such as Internet and wireless, are burgeoning.

HOW DID THE FUND ADDRESS THESE CHALLENGES?
By maintaining a multi-sector allocation, the fund's managers did much to moderate the effects of the portfolio's exposure to U.S. high-yield bonds, which faced a highly adverse market this year. Our holdings in emerging-markets debt made an important contribution to the bottom line, as this sector was among the year's best performers in the bond market as a whole. Also among strong contributors to the fund's results were mortgages and convertible bonds.

WHAT WERE NOTEWORTHY HOLDINGS?
We saw good possibilities in utility companies such as Southern Energy, which is a leading U.S. power producer and does business on four continents; Texas-New Mexico Power, which provides electric service to more than 233,000 customers in those two states; and AES Trust, which buys, builds and operates electricity generation plants, some in emerging or under-served markets. We also liked News America Holdings, which is in both newspaper publishing and the entertainment industry. In emerging markets, we liked the outlook for Brazilian sovereign debt. The government appeared to have gotten the country's economy onto sound footing and had been able to reduce interest rates three times, but bonds continued to pay very attractive rates.

WHAT DO YOU EXPECT TO SEE IN THE NEXT REPORTING PERIOD?
As of the close of the fiscal year, the prospects look encouraging. In the United States, interest rates have stabilized as the Fed has taken at least a temporary respite from its monetary tightening policy, which has periodically roiled markets for more than a year. The nation's unemployment rate is at its lowest level in three decades, productivity is high and inflation is moderate, except for oil prices. It appears that the Fed's hoped-for "soft landing" may be taking place, and that the economy is likely to continue growing at a healthy but more moderate rate, which would be a favorable environment for bonds.
    The global economy continues to expand, even though the pace of growth has slowed. Several developing nations have achieved a level of economic restructuring that makes their bonds attractive. We also foresee the dollar remaining strong relative to the euro, which suggests we continue hedging the majority of the fund's non-dollar allocation. However, because of a degree of uncertainty surrounding near-term economic, political and international trends and developments, markets may continue to be volatile.


          See important fund and index disclosures inside front cover.

                           AIM STRATEGIC INCOME FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM STRATEGIC INCOME FUND VS. BENCHMARK INDEXES

10/31/90-10/31/00
  in thousands
================================================================================
    AIM Strategic Income Fund,   Lehman Aggregate    JP Morgan Global Government
          Class A Shares           Bond Index                Bond Index
--------------------------------------------------------------------------------
10/90         $9,524                 $10,000                $10,000
10/91         10,259                  11,581                 11,124
10/92         11,399                  12,720                 12,523
10/93         15,615                  14,230                 13,901
10/94         13,985                  13,708                 14,266
10/95         14,413                  15,853                 16,455
10/96         17,727                  16,780                 17,460
10/97         19,394                  18,272                 18,069
10/98         18,733                  19,978                 20,414
10/99         18,744                  20,084                 19,811
10/00        $18,304                 $21,551                $18,890

Source: Lipper, Inc., Bloomberg
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 10/31/90-10/31/00. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the J.P. Morgan Global Government Bond Index or the Lehman Aggregate Bond Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges
================================================================================
CLASS A SHARES
  10 Years                         6.71%
  5 Years                          3.89
  1 Year                          -7.03*
  * -2.35%, excluding sales charges

CLASS B SHARES
  Inception (10/22/92)             5.27%
  5 Years                          3.89
  1 Year                          -7.63*
  * -3.11%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)              -2.94%
  1 Year                          -4.03*
  * -3.12%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                           AIM STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-71.97%

AIR FREIGHT-0.56%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $  680,000   $    707,200
==============================================================

AIRLINES-1.47%

Delta Air Lines, Inc. Deb., 10.38%,
  12/15/22                            1,300,000      1,382,654
--------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09         500,000        464,200
==============================================================
                                                     1,846,854
==============================================================

BANKS (MAJOR REGIONAL)-3.09%

BB&T Corp., Putable Sub. Notes,
  6.38%, 06/30/05                       900,000        852,885
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24         1,500,000      1,527,405
--------------------------------------------------------------
Republic New York Corp., Sub.
  Notes, 9.70%, 02/01/09                750,000        830,887
--------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd.
  Bonds, 8.62%, 10/29/49                680,000        688,522
==============================================================
                                                     3,899,699
==============================================================

BANKS (MONEY CENTER)-1.64%

First Union Corp., Putable Sub.
  Deb.,
  6.55%, 10/15/35                       900,000        865,665
--------------------------------------------------------------
  7.50%, 04/15/35                     1,200,000      1,199,868
==============================================================
                                                     2,065,533
==============================================================

BANKS (REGIONAL)-2.73%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27                900,000        807,714
--------------------------------------------------------------
Mercantile Bancorp., Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07           850,000        836,111
--------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24            725,000        762,308
--------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08           760,000        681,112
--------------------------------------------------------------
Union Planters Capital Trust, Gtd.
  Bonds, 8.20%, 12/15/26                400,000        347,792
==============================================================
                                                     3,435,037
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-7.08%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10        550,000        519,750
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.
  Bonds, 7.88%, 07/15/09                680,000        657,363
--------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%, 02/01/30      820,000        732,326
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 8.20%, 07/15/09       1,750,000      1,619,747
--------------------------------------------------------------
Charter Communications Holdings
  LLC, Sr. Unsec. Notes, 10.25%,
  01/15/10                              900,000        888,750
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $992,530)(a)        $1,000,000   $  1,004,210
--------------------------------------------------------------
CSC Holdings Inc.
  Sr. Unsec. Deb., 7.88%, 02/15/18    1,250,000      1,146,012
--------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07     775,000        751,641
--------------------------------------------------------------
  Series B, Sr. Notes, 8.13%,
    07/15/09                            400,000        391,840
--------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Disc.
  Yankee Notes, 10.75%, 02/15/07(b)     500,000        362,500
--------------------------------------------------------------
TCI Communications, Inc., Sr. Deb.,
  8.75%, 08/01/15                       500,000        518,410
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.75%, 02/01/10(b)                   850,000        327,250
==============================================================
                                                     8,919,799
==============================================================

BUILDING MATERIALS-0.67%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09             1,000,000        845,000
==============================================================

COMPUTERS (NETWORKING)-0.29%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        400,000        366,000
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.97%

Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                    1,250,000        715,625
--------------------------------------------------------------
PSINet Inc., Sr. Notes, 11.00%,
  08/01/09                            1,000,000        505,000
==============================================================
                                                     1,220,625
==============================================================

CONSUMER FINANCE-1.99%

Capital One Financial Corp., Unsec.
  Notes, 7.25%, 05/01/06              1,500,000      1,418,025
--------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26              1,300,000      1,086,085
==============================================================
                                                     2,504,110
==============================================================

ELECTRIC COMPANIES-4.46%

CILCORP, Inc., Bonds, 9.38%,
  10/15/29                              500,000        553,910
--------------------------------------------------------------
Cleveland Electric Illuminating Co.
  (The) 1st Mortgage, 6.86%,
  10/01/08                              400,000        379,944
--------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%,
    11/01/17                          1,000,000        982,710
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(b)                         2,000,000      1,618,660
--------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05                300,000        295,884
--------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09         2,000,000      1,790,380
==============================================================
                                                     5,621,488
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

ELECTRICAL EQUIPMENT-0.40%

GE Global Insurance Holdings Corp.,
  Notes, 7.75%, 06/15/30             $  500,000   $    508,465
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.72%

Israel Electric Corp. Ltd. (Israel)
  Sr. Sec. Medium Term Yankee
  Notes, 7.75%, 03/01/09 (Acquired
  04/13/00; Cost $524,815)(a)           540,000        507,249
--------------------------------------------------------------
  Yankee Deb., 7.75%, 12/15/27
    (Acquired 06/09/00; Cost
    $403,871)(a)                        460,000        396,506
==============================================================
                                                       903,755
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.51%

SCG Holding Corp./Semiconductor
  Components Industries LLC, Gtd.
  Notes, 12.00%, 08/01/09               650,000        648,375
==============================================================

ENGINEERING & CONSTRUCTION-0.37%

Washington Group International,
  Inc., Sr. Unsec. Gtd. Notes,
  11.00%, 07/01/10(c)                   550,000        468,875
==============================================================

ENTERTAINMENT-1.20%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10 (Acquired
  06/29/00-08/11/00; Cost
  $398,750)(a)                          400,000        388,000
--------------------------------------------------------------
Time Warner Inc., Deb., 9.15%,
  02/01/23                            1,000,000      1,121,020
==============================================================
                                                     1,509,020
==============================================================

FINANCIAL (DIVERSIFIED)-1.63%

AIG SunAmerica Global Financing II,
  Sr. Sec. Notes, 7.60%, 06/15/05
  (Acquired 06/08/00; Cost
  $600,000)(a)                          600,000        616,230
--------------------------------------------------------------

General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04                600,000        594,636
--------------------------------------------------------------

ONO Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Sub. Euro Notes,
  13.00%, 05/01/09                      300,000        232,500
--------------------------------------------------------------

Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $600,000)(a)           600,000        609,606
==============================================================
                                                     2,052,972
==============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-1.93%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%, 05/01/07   1,575,000      1,657,688
--------------------------------------------------------------
MGM Mirage, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07           350,000        364,438
--------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Sub. Notes, 8.88%,
  09/15/08                              420,000        413,700
==============================================================
                                                     2,435,826
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.81%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                         1,000,000      1,025,000
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.38%

Triad Hospitals, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/15/09                              460,000        481,850
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

HOMEBUILDING-0.30%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                        $  400,000   $    378,000
==============================================================

HOUSEHOLD FURNISHING & APPLIANCES-0.95%

O'Sullivan Industries, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  13.38%, 10/15/09                      960,000        561,600
--------------------------------------------------------------
Winsloew Furniture, Inc.-Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                              690,000        638,250
==============================================================
                                                     1,199,850
==============================================================

INSURANCE (LIFE/HEALTH)-0.24%

Torchmark Corp., Notes, 7.88%,
  05/15/23                              335,000        299,698
==============================================================

INVESTMENT BANKING/BROKERAGE-2.58%

Lehman Brothers Holdings Inc.
  Putable Sr. Notes, 8.80%,
    03/01/15                            900,000        959,634
--------------------------------------------------------------
  Notes, 8.50%, 08/01/15              1,000,000      1,036,340
--------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 01/15/07     1,100,000      1,079,023
--------------------------------------------------------------
  Series E, Medium Term Notes,
    9.20%, 02/10/28(d)                2,200,000        181,522
==============================================================
                                                     3,256,519
==============================================================

IRON & STEEL-0.08%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(e)            780,000        105,300
==============================================================

MACHINERY (DIVERSIFIED)-0.22%

Actuant Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 05/01/09 (Acquired
  07/21/00; Cost $281,224)(a)           285,000        277,875
==============================================================

MANUFACTURING (SPECIALIZED)-0.20%

Tekni-Plex, Inc., Sr. Sub. Notes,
  12.75%, 06/15/10(c)                   280,000        256,200
==============================================================

NATURAL GAS-1.02%

Coastal Corp. (The), Sr. Unsec.
  Deb., 6.70%, 02/15/27                 400,000        380,640
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,000,000        899,520
==============================================================
                                                     1,280,160
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-0.62%

Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                              800,000        781,544
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.04%

Anadarko Petroleum Corp., Deb.,
  7.73%, 09/15/2096                   1,000,000        999,150
--------------------------------------------------------------
Den Norske Stats Oljeselskap A.S.
  (Norway), Yankee Unsec. Deb.,
  7.38%, 05/01/16 (Acquired
  06/01/00; Cost $469,245)(a)           500,000        476,420
--------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr.
  Unsec. Notes, 8.25%, 08/15/07         500,000        490,265
--------------------------------------------------------------
Pioneer Natural Resources Co., Sr.
  Unsec. Gtd. Notes, 9.63%,
  04/01/10                              750,000        785,625
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Triton Energy Ltd. (Cayman
  Islands), Sr. Yankee Notes,
  8.88%, 10/01/07 (Acquired
  09/27/00; Cost $255,000)(a)        $  255,000   $    255,000
--------------------------------------------------------------
Union Pacific Resources Group Inc.,
  Unsec. Deb., 7.50%, 10/15/26          850,000        827,662
==============================================================
                                                     3,834,122
==============================================================

OIL (DOMESTIC INTEGRATED)-0.22%

Amerada Hess Corp., Bonds, 7.88%,
  10/01/29                              275,000        281,185
==============================================================

OIL (INTERNATIONAL INTEGRATED)-1.86%

YPF Sociedad Anonima (Argentina), Yankee Bonds,
  8.00%, 02/15/04                     1,350,000      1,331,181
--------------------------------------------------------------
  9.13%, 02/24/09                     1,000,000      1,014,620
==============================================================
                                                     2,345,801
==============================================================

PHOTOGRAPHY/IMAGING-0.67%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,050,000        845,250
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.81%

AES Corp. (The), Sr. Unsec. Notes,
  9.50%, 06/01/09                     1,000,000      1,020,000
==============================================================

PUBLISHING (NEWSPAPERS)-3.32%

News America Holdings, Inc. Putable
  Notes, 8.45%, 08/01/34              2,200,000      2,195,556
--------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,850,000      1,992,783
==============================================================
                                                     4,188,339
==============================================================

RAILROADS-0.44%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                       250,000        248,695
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10(c)                   325,000        303,875
==============================================================
                                                       552,570
==============================================================

REAL ESTATE INVESTMENT TRUSTS-0.41%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000        520,848
==============================================================

RETAIL (DRUG STORES)-0.24%

Duane Reade, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/15/08           350,000        299,250
==============================================================

SAVINGS & LOAN COMPANIES-0.48%

Washington Mutual, Inc., Sub.
  Notes, 8.25%, 04/01/10                600,000        607,620
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.43%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              500,000        537,500
==============================================================

SOVEREIGN DEBT-9.16%

Republic of Argentina (Argentina),
  Unsec. Unsub. Notes, 11.75%,
  04/07/09                            1,500,000      1,312,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

SOVEREIGN DEBT-(CONTINUED)

Republic of Brazil (Brazil) Bonds,
  11.63%, 04/15/04                   $1,228,000   $  1,252,560
--------------------------------------------------------------
  Floating Rate Gtd. Bonds, 7.63%,
    04/15/24(f)                       2,000,000      1,538,200
--------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14    2,462,816      1,852,484
--------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09      2,415,000      2,569,560
--------------------------------------------------------------
Republic of Bulgaria (Bulgaria)
  Series PDI, Floating Rate Deb.,
  7.75%, 07/28/11(f)                    190,000        142,251
--------------------------------------------------------------
  Series A, Gtd. Bonds, 3.00%,
    07/28/12(g)                         205,000        147,514
--------------------------------------------------------------
  Series A, Gtd. Floating Rate Sec.
    Bonds, 7.75%, 07/28/24(f)           198,000        149,172
--------------------------------------------------------------
Republic of Panama (Panama), Bonds,
  8.88%, 09/30/27                       304,000        254,586
--------------------------------------------------------------
Republic of Turkey (Turkey) Bonds,
  11.88%, 11/05/04                      115,000        118,306
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%,
    06/15/09                            115,000        115,863
--------------------------------------------------------------
Republic of Venezuela (Venezuela)
  Unsec. Bonds, 9.25%, 09/15/27       1,683,000      1,114,988
--------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27         817,000        535,282
--------------------------------------------------------------
United Mexican States (Mexico),
  Notes, 9.88%, 02/01/10                420,000        437,850
==============================================================
                                                    11,541,116
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.47%

Crown Castle International Corp.
  Sr. Disc. Notes, 10.38%,
  05/15/11(b)                           785,000        498,475
--------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    08/01/11                            270,000        278,775
--------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09        400,000        130,000
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10(c)            320,000        292,800
--------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.63%, 04/15/09(b)     1,000,000        650,000
==============================================================
                                                     1,850,050
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-3.07%

360networks Inc. (Canada) Sr.
  Unsec. Yankee Notes, 12.00%,
  08/01/09                              500,000        397,500
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            500,000        440,000
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                              500,000        493,380
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                            1,600,000        824,000
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.00%,
  05/15/09                            1,000,000        865,000
--------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes, 10.88%,
  10/01/09                            1,000,000        847,500
==============================================================
                                                     3,867,380
==============================================================

TELEPHONE-3.09%

CFW Communications Co., Sr. Notes,
  13.00%, 08/15/10(c)(h)                425,000        376,125
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

TELEPHONE-(CONTINUED)

Intermedia Communications Inc
  Series B, Sr. Disc. Notes,
    11.25%, 07/15/07(b)              $  550,000   $    459,250
--------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    9.50%, 03/01/09                     900,000        875,250
--------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec. Unsub.
  Yankee Notes, 7.50%, 10/01/05
  (Acquired 09/27/00; Cost
  $699,552)(a)                          700,000        695,842
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes,
  11.50%, 02/01/06(b)                   350,000        327,250
--------------------------------------------------------------
Qwest Capital Funding, Unsec. Gtd.
  Notes, 7.90%, 08/15/10 (Acquired
  08/24/00; Cost $702,254)(a)           700,000        713,958
--------------------------------------------------------------
XO Communications, Inc., Sr. Unsec.
  Notes, 10.75%, 11/15/08               500,000        440,000
==============================================================
                                                     3,887,675
==============================================================

TRUCKERS-0.89%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(c)     1,250,000      1,118,750
==============================================================

WASTE MANAGEMENT-3.26%

Allied Waste North America Inc.
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.00%, 08/01/09             1,600,000      1,392,000
--------------------------------------------------------------
Waste Management, Inc.
  Sr. Unsec. Notes, 7.13%, 12/15/17     900,000        773,973
--------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                          2,000,000      1,937,120
==============================================================
                                                     4,103,093
==============================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes
      (Cost $95,003,386)                            90,701,178
==============================================================

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-12.97%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.27%

Charter Communications, Inc., Conv.
  Bonds, 5.75%, 10/15/05 (Acquired
  10/25/00; Cost $1,500,000)(a)       1,500,000      1,599,375
==============================================================

COMMUNICATIONS EQUIPMENT-2.65%

Cyras Systems, Inc., Conv. Sub.
  Notes, 4.50%, 08/15/05 (Acquired
  08/15/00; Cost $750,000)(a)           750,000        870,000
--------------------------------------------------------------
Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07        1,200,000      1,674,000
--------------------------------------------------------------
Kestrel Solutions, Conv. Sub.
  Notes, 5.50%, 07/15/05 (Acquired
  07/20/00; Cost $750,000)(a)           750,000        795,000
==============================================================
                                                     3,339,000
==============================================================

COMPUTERS (HARDWARE)-0.34%

Candescent Technologies Corp., Sr.
  Conv. Gtd. Sub. Debs., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(a)                          600,000        426,000
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

COMPUTERS (SOFTWARE & SERVICES)-1.10%

Aether Systems, Inc., Conv. Unsec.
  Sub. Notes, 6.00%, 03/22/05        $2,000,000   $  1,385,000
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-1.01%

ASM Lithography Holding N.V.
  (Netherlands), Conv. Yankee
  Notes, 4.25%, 11/30/04 (Acquired
  04/05/00; Cost $1,507,813)(a)       1,250,000      1,268,750
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.13%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00; Cost
  $1,250,000)(a)                      1,250,000      1,428,125
==============================================================

FINANCIAL (DIVERSIFIED)-0.88%

Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05              1,000,000      1,107,405
==============================================================

FOODS-1.26%

Nestle Holding Inc.-Series WW,
  Conv. Sr. Unsub. Euro Notes,
  3.00%, 05/09/05                     1,500,000      1,586,250
==============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.46%

Roche Holding A.G., Conv. Notes,
  0.00%, 01/19/15 (Acquired
  03/10/00; Cost $624,812)(a)(d)        650,000        586,625
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-0.98%

Kerr-McGee Corp., Conv. Notes,
  5.25%, 02/15/10                     1,000,000      1,233,750
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.22%

Lamar Advertising Co., Conv. Unsec.
  Notes, 5.25%, 09/15/06              1,300,000      1,542,125
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.67%

Nextel Communications, Inc., Sr.
  Conv. Notes, 5.25%, 01/15/10
  (Acquired 02/15/00; Cost
  $1,055,000)(a)                      1,000,000        845,000
==============================================================
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $16,441,504)                            16,347,405
==============================================================

                                     PRINCIPAL
                                     AMOUNT(i)

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
NOTES-1.77%

NETHERLANDS-0.40%

Grapes Communications N.V.
  (Telecommunications-Cellular/Wireless),
  Sr. Notes, 13.50%, 05/15/10
  (Acquired 05/03/00; Cost
  $997,480)(a)(h)               EUR   1,100,000        508,766
==============================================================

NORWAY-0.28%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub. Euro
  Notes, 12.50%, 04/15/10       EUR     630,000        347,522
==============================================================

                                     PRINCIPAL       MARKET
                                     AMOUNT(i)       VALUE

UNITED STATES OF AMERICA-0.79%

Fannie Mae (Sovereign Debt), Notes,
  7.25%, 06/20/02               NZD   2,000,000        790,652
--------------------------------------------------------------
John Hancock Global Fund
  (Insurance-Life/Health), Sr. Sec.
  Sub Medium Term Notes, 6.75%,
  02/15/06                      AUD     400,000        203,846
==============================================================
                                                       994,498
==============================================================

UNITED KINGDOM-0.30%

Jazztel PLC (Telephone), Sr. Unsec.
  Euro Notes, 14.00%, 04/01/09  EUR     300,000        183,692
--------------------------------------------------------------
ONO Finance PLC
  (Financial-Diversified), Sr.
  Unsec. Gtd. Euro Notes, 13.00%,
  05/01/09                      EUR     300,000        192,649
==============================================================
                                                       376,341
==============================================================
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $3,845,859)                                    2,227,127
==============================================================

                                     PRINCIPAL
                                     AMOUNT(i)

NON-U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES-0.51%

FRANCE-0.51%

Vivendi Environment (Waste
  Management), Sr. Conv. Gtd.
  Bonds, 1.50%, 01/01/05 (Cost
  $862,755)                    EUR      250,000        642,151
==============================================================

                                       SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-8.35%

CHEMICALS (DIVERSIFIED)-1.03%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES                                   27,000   $  1,301,062
==============================================================

ELECTRIC COMPANIES-2.83%

Reliant Energy, Inc., $1.35 Conv.
  Pfd                                    17,000      1,280,321
--------------------------------------------------------------
SEI Trust I-Series A, $3.13 Conv.
  Pfd                                    37,500      2,280,469
==============================================================
                                                     3,560,790
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.57%

Intersil Holding Corp.-Wts.,
  expiring 08/15/09 (Acquired
  12/08/99; Cost $0)(a)(j)                  800        720,200
==============================================================

FINANCIAL (DIVERSIFIED)-0.00%

ONO Finance PLC (United
  Kingdom)-Wts., expiring
  05/31/09(j)                               300              0
==============================================================

HOUSEHOLD FURNISHING & APPLIANCES-0.02%

O'Sullivan Industries, Inc.
  Wts., expiring 11/15/09(j)                960   $      9,840
--------------------------------------------------------------
  Series B, Wts., expiring
    11/15/09(c)(j)                          960          9,840
--------------------------------------------------------------
Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07(c)(j)                   690          6,986
==============================================================
                                                        26,666
==============================================================

                                                     MARKET
                                       SHARES        VALUE

OIL & GAS (REFINING & MARKETING)-1.11%

Valero Energy Corp.-$1.94 Conv.
  Pfd.                                   50,000      1,400,000
==============================================================

POWER PRODUCERS (INDEPENDENT)-2.66%

AES Trust VII-$3.00 Conv. Pfd.
  (Acquired 05/15/00; Cost
  $1,268,352)(a)                         24,000      1,689,000
--------------------------------------------------------------
Calpine Capital Trust III-$2.50
  Conv. Pfd. (Acquired 10/26/00;
  Cost $1,713,750)(a)                    30,000      1,665,000
==============================================================
                                                     3,354,000
==============================================================

RAILROADS-0.00%

Railamerica Transportation Corp.-
  Wts., expiring 08/15/10 (Acquired
  10/05/00; Cost $0)(a)(j)                  325          3,331
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Carrier 1 International S.A.
  (Switzerland)-Wts., expiring
  02/15/09 (Acquired 09/03/99; Cost
  $0)(a)(j)                                 150         15,912
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.12%

Enitel ASA (Norway)-Wts., expiring
  04/03/05(j)                               630          4,010
--------------------------------------------------------------
Tele1 Europe B.V.-ADR
  (Netherlands)(k)                       17,612        138,695
==============================================================
                                                       142,705
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $9,448,728)                                   10,524,666
==============================================================

                                     PRINCIPAL
                                       AMOUNT

U.S. TREASURY SECURITIES-0.82%

U.S. TREASURY NOTE-0.82%
  6.75%, 05/15/05 (Cost $1,030,313)  $1,000,000      1,036,880
==============================================================

ASSET-BACKED SECURITIES-0.73%

FINANCIAL (DIVERSIFIED)-0.73%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                       400,000        421,608
--------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/13/19 (Acquired
  06/01/00; Cost $493,835)(a)           500,000        497,965
==============================================================
                                                       919,573
==============================================================
    Total Asset-Backed Securities
      (Cost $887,719)                                  919,573
==============================================================
TOTAL INVESTMENTS -- 97.12% (Cost
  $127,520,264)                                    122,398,980
==============================================================
OTHER ASSETS LESS
  LIABILITIES -- 2.88%                               3,629,319
==============================================================
NET ASSETS -- 100.00%                             $126,028,299
______________________________________________________________
==============================================================

Investment Abbreviations:

ACES   - Automatic Common Exchange Securities
ADR    - American Depositary Receipt
AUD    - Australian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
Gtd.   - Guaranteed
NZD    - New Zealand Dollar
Pfd.   - Preferred
PDI    - Past Due Interest
REGS   - Regulation S
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $18,859,945 which represented 14.96% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) The coupon rate shown on floating rate notes represents the rate at period end.
(g) The coupon rate show on step up coupon bond represents the rate at period end.
(h) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(i) Foreign denominated security. Par value is denominated in currency indicated.
(j) Acquired as part of a unit with or in exchange for other securities.
(k) Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $127,520,264)                                 $122,398,980
------------------------------------------------------------
Foreign currencies, at value (cost $53,291)           52,753
------------------------------------------------------------
Receivables for:
  Investments sold                                21,755,580
------------------------------------------------------------
  Fund shares sold                                    57,356
------------------------------------------------------------
  Dividends and interest                           2,482,433
------------------------------------------------------------
  Foreign currency contracts outstanding              44,547
------------------------------------------------------------
Other assets                                          12,411
============================================================
    Total assets                                $146,804,060
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           14,030,625
------------------------------------------------------------
  Fund shares reacquired                           1,427,160
------------------------------------------------------------
  Amount due to custodian                          5,024,969
------------------------------------------------------------
Accrued advisory fees                                 56,483
------------------------------------------------------------
Accrued administrative services fees                   4,238
------------------------------------------------------------
Accrued distribution fees                             98,712
------------------------------------------------------------
Accrued trustees' fees                                 2,676
------------------------------------------------------------
Accrued transfer agent fees                           35,850
------------------------------------------------------------
Accrued operating expenses                            95,048
============================================================
    Total liabilities                             20,775,761
============================================================
Net assets applicable to shares outstanding     $126,028,299
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 48,864,876
____________________________________________________________
============================================================
Class B                                         $ 76,679,680
____________________________________________________________
============================================================
Class C                                         $    483,743
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            5,330,186
____________________________________________________________
============================================================
Class B                                            8,349,234
____________________________________________________________
============================================================
Class C                                               52,728
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.17
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.17 divided by
      95.25%)                                   $       9.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.18
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.17
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Interest                                        $ 13,369,681
------------------------------------------------------------
Dividends                                            154,919
------------------------------------------------------------
Dividends from affiliated money market funds         414,357
------------------------------------------------------------
Security lending income                                  816
============================================================
    Total investment income                       13,939,773
============================================================

EXPENSES:

Advisory fees                                      1,118,206
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        43,933
------------------------------------------------------------
Distribution fees -- Class A                         205,274
------------------------------------------------------------
Distribution fees -- Class B                         951,451
------------------------------------------------------------
Distribution fees -- Class C                           4,107
------------------------------------------------------------
Transfer agent fees                                  428,114
------------------------------------------------------------
Trustees' fees                                        10,664
------------------------------------------------------------
Other                                                233,884
============================================================
    Total expenses                                 3,045,633
============================================================
Less: Fees waived                                   (548,051)
------------------------------------------------------------
   Expenses paid indirectly                          (16,757)
============================================================
    Net expenses                                   2,480,825
============================================================
Net investment income                             11,458,948
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND SWAP AGREEMENTS:

Net realized gain (loss) from:
  Investment securities                          (27,654,369)
------------------------------------------------------------
  Foreign currencies                                (167,199)
------------------------------------------------------------
  Foreign currency contracts                          32,005
------------------------------------------------------------
  Futures contracts                                 (151,502)
------------------------------------------------------------
  Swap agreements                                    316,535
============================================================
                                                 (27,624,530)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           12,470,240
------------------------------------------------------------
  Foreign currencies                                  (4,022)
------------------------------------------------------------
  Foreign currency contracts                          51,775
------------------------------------------------------------
  Futures contracts                                   65,179
============================================================
                                                  12,583,172
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and swap
  agreements                                     (15,041,358)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (3,582,410)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    -------------

OPERATIONS:

  Net investment income                                       $  11,458,948    $  14,565,127
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and swap agreements                               (27,624,530)     (16,216,754)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and swap agreements             12,583,172        2,953,192
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (3,582,410)       1,301,565
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (3,110,833)      (5,310,549)
--------------------------------------------------------------------------------------------
  Class B                                                        (4,335,943)      (8,423,847)
--------------------------------------------------------------------------------------------
  Class C                                                           (20,220)          (2,176)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (1,231)         (14,345)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                        (1,297,698)        (313,916)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,088,596)        (557,789)
--------------------------------------------------------------------------------------------
  Class C                                                            (9,264)            (193)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (2,240)            (640)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (14,226,418)     (28,748,300)
--------------------------------------------------------------------------------------------
  Class B                                                       (33,405,587)     (61,297,148)
--------------------------------------------------------------------------------------------
  Class C                                                           279,127          254,116
--------------------------------------------------------------------------------------------
  Advisor Class*                                                   (104,641)        (739,856)
============================================================================================
    Net increase (decrease) in net assets                       (61,905,954)    (103,853,078)
============================================================================================

NET ASSETS:

  Beginning of year                                             187,934,253      291,787,331
============================================================================================
  End of year                                                 $ 126,028,299    $ 187,934,253
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 244,842,709    $ 295,698,026
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (3,518)        (809,500)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and swap agreements           (113,726,070)     (89,286,279)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (5,084,822)     (17,667,994)
============================================================================================
                                                              $ 126,028,299    $ 187,934,253
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income increased by $213,059, undistributed net realized gains were increased by $3,184,739 and paid-in capital decreased by $3,397,798 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications.
C. Distributions -- Distributions from income are declared and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $113,632,495 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2000 were as follows:

   SETTLEMENT                   CONTRACT TO   CONTRACT TO              UNREALIZED
   DATE                           DELIVER       RECEIVE      VALUE    APPRECIATION
   ----------                   -----------   -----------   -------   ------------
   12/11/00               AUD     (250,000)    $139,290     129,644     $ 9,646
   -------------------------------------------------------------------------------
   12/29/00               AUD     (130,000)      71,391      67,431       3,960
   -------------------------------------------------------------------------------
   12/29/00               NZD   (1,900,000)     784,795     753,854      30,941
   ===============================================================================
                                (2,280,000)    $995,476     950,929     $44,547
    ______________________________________________________________________________
   ===============================================================================

G. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
H. Future Contracts -- A future contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Swap Agreements -- The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolio's duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
K. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively. Prior to January 12, 2000, AIM had agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. During the year ended October 31, 2000, AIM waived fees of $548,051.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $266,405 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $205,274, $951,451 and $4,107, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,841 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $17,039 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,013 and reductions in custodian fees of $14,744 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $16,757.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, there were no securities on loan to brokers. For the year ended October 31, 2000, the Fund received fees of $816 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $485,416,577 and $524,436,963, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 4,173,615
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (9,343,930)
=========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(5,170,315)
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $127,569,295.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,203,928    $ 11,556,535     3,735,185    $ 40,211,400
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        727,886       7,090,652       570,671       6,113,002
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        51,395         500,167        25,089         258,028
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     25             256        18,917         210,688
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        324,043       3,148,620       412,050       4,409,344
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        380,663       3,710,538       544,054       5,826,667
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         2,405          23,176           196           2,004
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     70             715         1,153          12,565
======================================================================================================================
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                         10,457         105,612            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (10,415)       (105,612)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,984,827)    (29,037,185)   (6,845,161)    (73,369,044)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,475,397)    (44,206,777)   (6,857,590)    (73,236,817)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (25,784)       (244,216)         (573)         (5,916)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --              --       (87,987)       (963,109)
======================================================================================================================
                                                              (4,795,551)   $(47,457,519)   (8,483,996)   $(90,531,188)
______________________________________________________________________________________________________________________
======================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              2000(a)     1999      1998(a)       1997      1996(a)
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                         $ 10.13     $ 10.80    $  12.00    $  11.76    $  10.32
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.77        0.68        0.91(b)     0.74        0.89
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.99)      (0.66)      (1.27)       0.34        1.44
====================================================================================================================
    Total from investment operations                           (0.22)       0.02       (0.36)       1.08        2.33
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.52)      (0.65)      (0.65)      (0.78)      (0.82)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --          --          --       (0.06)      (0.07)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.22)      (0.04)      (0.19)         --          --
====================================================================================================================
    Total distributions                                        (0.74)      (0.69)      (0.84)      (0.84)      (0.89)
====================================================================================================================
Net asset value, end of period                               $  9.17     $ 10.13    $  10.80    $  12.00    $  11.76
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                (2.35)%      0.06%      (3.41)%      9.40%      23.00%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $48,865     $68,675    $102,280    $138,715    $185,126
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.21%(d)    1.41%       1.56%       1.44%       1.40%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.57%(d)    1.41%       1.56%       1.44%       1.40%
====================================================================================================================
Ratio of net investment income to average net assets            7.84%(d)    6.44%       7.73%       6.18%       8.09%
____________________________________________________________________________________________________________________
====================================================================================================================

Portfolio turnover rate                                          309%        235%        306%        149%        177%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include sales charges.
(d) Ratios are based on average daily net assets of $58,649,641.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                              2000(a)      1999      1998(a)       1997      1996(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                         $ 10.15     $  10.81    $  12.01    $  11.77    $  10.33
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.71         0.62        0.84(b)     0.67        0.82
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.01)       (0.66)      (1.28)       0.33        1.44
=====================================================================================================================
    Total from investment operations                           (0.30)       (0.04)      (0.44)       1.00        2.26
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.45)       (0.58)      (0.57)      (0.71)      (0.75)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --          --       (0.05)      (0.07)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.22)       (0.04)      (0.19)         --          --
=====================================================================================================================
    Total distributions                                        (0.67)       (0.62)      (0.76)      (0.76)      (0.82)
=====================================================================================================================
Net asset value, end of period                               $  9.18     $  10.15    $  10.81    $  12.01    $  11.77
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                (3.11)%      (0.52)%     (4.04)%      8.70%      22.15%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $76,680     $118,904    $188,660    $281,376    $333,178
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.86%(d)     2.07%       2.21%       2.09%       2.05%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.22%(d)     2.07%       2.21%       2.09%       2.05%
=====================================================================================================================
Ratio of net investment income to average net assets            7.18%(d)     5.78%       7.08%       5.53%       7.44%
_____________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                          309%         235%        306%        149%        177%
_____________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include contingent deferred sales charges.
(d) Ratios are based on average daily net assets of $95,145,091.

                                                                        CLASS C
                                                              ----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2000(a)          1999
                                                              -----------    -------------
Net asset value, beginning of period                            $10.14          $10.78
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.70            0.33
--------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (1.00)          (0.63)
======================================================================================
    Total from investment operations                             (0.30)          (0.30)
======================================================================================
Less distributions:
  Dividends from net investment income                           (0.45)          (0.31)
--------------------------------------------------------------------------------------
  Returns of capital                                             (0.22)          (0.03)
======================================================================================
    Total distributions                                          (0.67)          (0.34)
======================================================================================
Net asset value, end of period                                  $ 9.17          $10.14
______________________________________________________________________________________
======================================================================================
Total return(b)                                                  (3.12)%         (1.80)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  484          $  251
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.86%(c)        2.07%(d)
--------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)        2.07%(d)
======================================================================================
Ratio of net investment income to average net assets              7.18%(c)        5.78%(d)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                            309%            235%
______________________________________________________________________________________
======================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $410,715.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                                OFFICERS                         OFFICE OF THE FUND
C. Derek Anderson                                Robert H. Graham                 11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital     Chairman and President           Suite 100
Management, LLC (an investment                                                    Houston, TX 77046
partnership); Chief Executive Officer,           Dana R. Sutton
Plantagenet Holdings, Ltd.                       Vice President and Treasurer     INVESTMENT MANAGER
(an investment banking firm)
                                                 Melville B. Cox                  A I M Advisors, Inc.
Frank S. Bayley                                  Vice President                   11 Greenway Plaza
Partner, law firm of                                                              Suite 100
Baker & McKenzie                                 Gary T. Crum                     Houston, TX 77046
                                                 Vice President
Robert H. Graham                                                                  TRANSFER AGENT
President and Chief Executive Officer,           Carol F. Relihan
A I M Management Group Inc.                      Vice President and Secretary     A I M Fund Services, Inc.
                                                                                  P.O. Box 4739
Ruth H. Quigley                                  Mary J. Benson                   Houston, TX 77210-4739
Private Investor                                 Assistant Vice President and
                                                 Assistant Treasurer              CUSTODIAN

                                                 Sheri Morris                     State Street Bank and Trust Company
                                                 Assistant Vice President and     225 Franklin Street
                                                 Assistant Treasurer              Boston, MA 02110

                                                 Nancy L. Martin                  COUNSEL TO THE FUND
                                                 Assistant Secretary
                                                                                  Kirkpatrick & Lockhart LLP
                                                 Ofelia M. Mayo                   1800 Massachusetts Avenue, N.W.
                                                 Assistant Secretary              Washington, D.C. 20036-1800

                                                 Kathleen J. Pflueger             COUNSEL TO THE TRUSTEES
                                                 Assistant Secretary
                                                                                  Paul, Hastings, Janofsky & Walker LLP
                                                                                  Twenty Third Floor
                                                                                  555 South Flower Street
                                                                                  Los Angeles, CA 90071

                                                                                  DISTRIBUTOR

                                                                                  A I M Distributors, Inc.
                                                                                  11 Greenway Plaza
                                                                                  Suite 100
                                                                                  Houston, TX 77046

                                                                                  AUDITORS

                                                                                  PricewaterhouseCoopers LLP
                                                                                  160 Federal Street
                                                                                  Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 1.83% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                             EQUITY FUNDS

DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL FUNDS                        A I M Management Group Inc. has provided
                                                                                           leadership in the mutual fund industry
      MORE AGGRESSIVE                                 MORE AGGRESSIVE                      since 1976 and managed approximately
                                                                                           $183 billion in assets for more than
AIM Small Cap Opportunities(1)           AIM Latin American Growth                         eight million shareholders, including
AIM Mid Cap Opportunities(2)             AIM Developing Markets                            individual investors, corporate clients
AIM Large Cap Opportunities(3)           AIM European Small Company                        and financial institutions, as of
AIM Emerging Growth                      AIM Asian Growth                                  September 30, 2000.
AIM Small Cap Growth(4)                  AIM Japan Growth                                      The AIM Family of Funds--Registered
AIM Aggressive Growth                    AIM International Emerging Growth                 Trademark-- is distributed nationwide,
AIM Mid Cap Growth                       AIM European Development                          and AIM today is the eighth-largest
AIM Small Cap Equity                     AIM Euroland Growth                               mutual fund complex in the United States
AIM Capital Development                  AIM Global Aggressive Growth                      in assets under management, according to
AIM Constellation                        AIM International Equity                          Strategic Insight, an independent mutual
AIM Dent Demographic Trends              AIM Advisor International Value                   fund monitor.
AIM Select Growth                        AIM Global Trends                                     AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                     AIM Global Growth                                 one of the world's largest independent
AIM Weingarten                                                                             financial services companies with $414
AIM Mid Cap Equity                                    MORE CONSERVATIVE                    billion in assets under management as of
AIM Value II                                                                               September 30, 2000.
AIM Charter                              SECTION EQUITY FUNDS
AIM Value
AIM Blue Chip                                         MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value                AIM New Technology
AIM Balanced                             AIM Global Telecommunications and Technology
AIM Advisor Flex                         AIM Global Resources
                                         AIM Global Financial Services
      MORE CONSERVATIVE                  AIM Global Health Care
                                         AIM Global Consumer Products and Services
                                         AIM Global Infrastructure
                                         AIM Advisor Real Estate
                                         AIM Global Utilities

                                                      MORE CONSERVATIVE

                          FIXED-INCOME FUNDS


TAXABLE FIXED-INCOME FUNDS               TAX-FREE INCOME FUNDS

      MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--


                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M Distributors, Inc.                                               SINC-AR-1